Goodwill and Identifiable Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Summary of Goodwill Balances by Segment Reporting Structure

The goodwill of the Other Category is represented by the goodwill of the Medical Applications reporting unit. The following table shows our goodwill balances by our new segment reporting structure:

	Gross Carrying Value at December 31, 2012	Accumulated Impairment	Carrying Value at December 31, 2012	Impact of Foreign Currency Translation Year Ended December 31, 2013	Gross Carrying Value at December 31, 2013	Accumulated Impairment	Carrying Value at December 31, 2013
Food Care	$837.7	$(208.0)	$629.7	$(4.0)	$833.7	$(208.0)	$625.7
Diversey Care	2,026.1	(883.0)	1,143.1	(32.0)	1,994.1	(883.0)	1,111.1
Product Care	1,372.7	—	1,372.7	0.1	1,372.8	—	1,372.8
Other Category	5.7	—	5.7	(0.7)	5.0	—	5.0

Total	$4,242.2	$(1,091.0)	$3,151.2	$(36.6)	$4,205.6	$(1,091.0)	$3,114.6

Summary of Percentage by Which Estimated Fair Value Exceeds Carrying Value

The excess of estimated fair values over carrying value, including goodwill for each of our reporting units that had goodwill as of the 2013 annual impairment test were the following:

Reporting Unit	% by Which Estimated Fair value exceeds Carrying Value As of December 31, 2013
Food Care — Packaging Solutions	321%
Food Care — Hygiene Solutions	91%
Diversey Care	27%
Product Care	35%
Medical Applications	96%

(1)	The Medical Applications reporting unit as of our 2013 annual goodwill test date included the rigid medical packaging business which was disposed of on December 6, 2013. Included in the assets that were disposed of was approximately $40.2 million of goodwill that was previously included in the Medical Applications reporting unit. See Note 3, “Divestitures”, for further details regarding this disposition.

Summarize of Identifiable Intangible Assets with Definite and Indefinite Useful Lives

The following tables summarize our identifiable intangible assets with definite and indefinite useful lives:

	December 31, 2013				December 31, 2012
	Gross Carrying Value	Accumulated Amortization	Accumulated Impairment(1)(2)	Net	Gross Carrying Value	Accumulated Amortization	Accumulated Impairment(1)(2)	Net
Customer relationships	$961.3	$(171.2)	(148.9)	$641.2	$963.1	$(105.7)	$(148.9)	$708.5
Trademarks and trade names	881.5	(0.1)	(630.2)	251.2	881.9	(0.5)	(630.2)	251.2
Technology	252.6	(128.0)	(22.2)	102.4	243.2	(78.8)	(22.2)	142.2
Contracts	44.0	(21.9)	—	22.1	44.4	(14.7)	—	29.7

Total	$2,139.4	$(321.2)	$(801.3)	$1,016.9	$2,132.6	$(199.7)	$(801.3)	$1,131.6

(1)	During the third quarter of 2012, we determined that sufficient indicators existed to require an interim impairment review of our Diversey tradename. Based on our analysis, the fair value of this intangible was lower than the carrying value, which resulted in a pre-tax impairment charge of $189 million. In addition, during the fourth quarter of 2012, we completed our annual impairment test for other indefinite lived intangibles and we performed an interim impairment review of our customer relationships and trademarks and trade names. As a result, we recorded a total impairment charge of $779 million which is included in impairment of goodwill and other intangible assets on the consolidated statements of operations in the year ended December 31, 2012.
(2)	During the fourth quarter of 2012, we made a decision to suspend certain development efforts and abandon future product development work on a project included in our Other Category for segment reporting. As a result, we recorded an impairment of $22 million ($14 million, net of taxes), which is included in impairment of goodwill and other intangible assets on the consolidated statements of operations in the year ended December 31, 2012.

Remaining Estimated Future Amortization Expense	The following table shows the remaining estimated future amortization expense at December 31, 2013.

Year	Amount
2014	$111.4
2015	85.8
2016	84.8
2017	79.4
Thereafter	404.6

Total	$766.0